SEVERANCE AGREEMENT This Severance Agreement ("Agreement") is entered into by and between RadNet Management, Inc. ("EMPLOYER"), on the one hand, and Ruth Villiger-Wilson ("EMPLOYEE"), on the other hand. RECITALS This Agreement is executed and given with reference to the following facts: A. EMPLOYEE has been an employee of EMPLOYER since October 10, t994 C. The parties have agreed that for EMPLOYEE to continue as an employee of EMPLOYER, she should be compensated in the event of the termination of her employment. Now, THEREFORE, in consideration of the promises and covenants herein, and for other valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, it is hereby mutually agreed by and between the parties hereto, and each of them, as follows: TERMS l. Payment Upon Termination. Upon any termination of EMPLOYEE's employment with EMPLOYER for any reason other than by reason of EMPLOYEE's death or disability, EMPLOYER shall pay to EMPLOYEE as severance compensation, One Million Dollars ($1,000,000.00) less mandated deductions (the "Severance Payment"). The Severance Payment shall be paid through stock valuel and/or cash, to be determined by EMPLOYER at the time of termination. The Severance Payment constitutes all monies EMPLOYER would be obligated to pay EMPLOYEE after termination of employment. 2. Continuation Coveraqe for Health Insurance Benefits. EMPLOYEE, and any spouse or dependent children covered under EMPLOYER's health benefit plan, shall be entitled to "continuation coverage" ("COBRA") for health insurance benefits pursuant to the terms of EMPLOYER's policy regarding such continuation coverage and subject to the termination provisions of COBRA benefits prior to the end of maximum coverage. Notwithstanding the foregoing, EMPLOYER shall pay the cost of COBRA coverage on behalf of EMPLOYEE for the eighteen (18) months following Employee's termination of employment or until the date EMPLOYEE secures alternative health insurance benefits, whichever is earlier. I Stock value shall be that of RadNet, lnc., a Delaware corporation ("RDNT"), Common Stock, $.0001 par value as of the time of closing on the date of EMPLOYEE's termination of employment. 1 B. EMPLOYER wishes to retain EMPLOYEE as its employee for the foreseeable future.

3. Releases. Except as contained herein, EMPLOYEE hereby releases, acquits and forever discharges EMPLOYER and its parents, subsidiaries, predecessors and affiliated entities, directors, officers, employees, agents and representatives, from any and all claims, debts, liabilities, demands, damages, obligations, actions and causes of actions, of any nature whatsoever, whether known or unknown, or suspected or unsuspected, arising out of or in connection with her employment by EMPLOYER and the termination of her employment. This includes, without limitation, any claim for (l) violation of any federal, state or local statute, ordinance or regulation relating to employment benefits or discrimination in employment, specihcally including, without limitation, the California Fair Employment and Housing Act, the California Family Rights Act, Title VII of the Civil Rights Act of 1964, and the Age Discrimination in Employment Act of 7967, the Americans with Disabilities Act, the Employees' Retirement Income and Security Act, the Family and Medical Leave Act, and further including any regulation of any administrative agency or governmental authority relating to employment benefits or discrimination and/or harassment in employment; (2) breach of oral, implied or written contract; (3) estoppel or reliance; (4) wrongful termination of employment; (5) breach of the implied covenant of good faith and fair dealing; (6) negligent or intentional infliction of mental or emotional distress; (7) defamation; (8) any non-statutory tort or contractual claim; (9) wages and/or benefits and/or penalties; and (10) attorneys'fees. 4. Section 1542 of the California Civil Code. EMPLOYEE waives and relinquishes all rights and benefits afforded by section 1542 of the Civil Code of California, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HER SETTLEMENT WITH THE DEBTOR. EMPLOYEE hereby waives the provision of Section1542 of the California Civil Code and acknowledges that this wavier is an essential and material term of this Agreement. 5. Confidentiality. EMPLOYEE agrees that the existence, facts, terms, or provisions of or information conceming this Agreement shall remain absolutely confidential and shall not be disclosed to any person, firm, corporation, or other entity with the sole and exclusive exceptions of (a) any govemmental agency or court as required by law; or (b) EMPLOYEE's accountant or attorney as required only for the rendition ofsuch professional services, so long as any such attorney or accountant is informed of this confidentiality agreement and agrees to abide by its terms. EMPLOYEE acknowledges and agrees that this paragraph is a material inducement to EMPLOYER entering into this Agreement, and further acknowledges and agrees that any breach of this paragraph is subject to a claim by EMPLOYER for damages or equitable relief (or both), including, but not limited to, injunctive relief. 6. No Disparagement. EMPLOYEE agrees that she will not in any way (directly or indirectly) do or say anything at any time which disparages or derogates EMPLOYER, its business interests or reputation, or any of its directors, officers, investors, partners, shareholders, vendors, lenders, creditors, employees, or agents. 2

7. Futurcloopetattqa. If required, EMPLOYEE will assist and cooperate with the defense or prosecution of any claims filed against or by EMPLOYER and EMPLOYEE will furnish testimony if required or when deemed necessary by counsel and give other such assistance as EMPLOYER may reasonably request, such as furnishing recollection of meetings and business-related conversations, locations of files and correspondence, etc. EMPLOYER will pay all reasonable out-of-pocket expenses incurred in giving such assistance. 8. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of EMPLOYER. 9. Severability. The parties agree that if any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. 10. Knowins and Voluntary Agreement. EMPLOYEE, by signing this Agreement, represents and warrants that she has carefully read and fully understands this Agreement and its final and binding effect, that he has been afforded sufficient opportunity to review this Agreement with advisors of her choice, that she is fully competent to manage her own business affairs and to enter into this Agreement, and that she has signed this Agreement knowingly, freely and voluntarily. 1 1. Later Discovery of Facts. Each of the parties acknowledges that she or it may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the releases herein made and agrees that every such release made by it is now and will remain effective notwithstanding the existence or the discovery of such additional facts. 12. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and said counterparts shall constitute but one of the same instrument which may be sufficiently evidenced by one counterpart signed by the party who is to be charged with it. 13. Singular/Plural Forms. As used herein, the singular shall constitute the plural and the plural shall constitute the singular where appropriate. 14. Attorne)rs' Fees. In the event suit is brought by any party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses incurred in connection therewith. 15. Choice of Law. The parties agree that California law shall govern the construction, interpretation and enforcement of this Agreement. 16. Integration. The parties agree that this Agreement contains their entire agreement and supersedes all other agreements and understandings, whether written or oral, covering the subject matter hereof. The parties warrant that there were no representations, agreements, 1J arrangements or understandings, whether written or oral, between them relating to the subject matter contained in this Agreement which are not fully expressed herein. 17. Modifications. No modification, amendment or waiver of any of the provisions contained in this Agreement, or any future representations, promise, or condition in connection with the subject matter of this Agreement, shall be binding upon any party to this Agreement unless made in writing and signed by such party or by a duly authorized officer, partner, or agent of such party. DATE: tr- /l ,2021 Wilson DATE: lt 2ozl 2021 Norman Hames President and COO, Western Division RadNet Management, Inc. 4 .rff[E